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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 2004
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)



   Delaware                      001-04129                75-0675400
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(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                 75038-1003
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(Address of principle executive offices)                 (Zip code)


Registrant's telephone number, including area code:            (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

     On August 26, 2004, the Board of Directors of Zale Corporation (the "Company") elected Thomas Shull to serve as a director of the Company. Mr. Shull also was appointed to serve as a member of the Audit Committee of the Company's Board of Directors.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




ZALE CORPORATION
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Registrant


Date:    August 27, 2004                 By: /s/ Mark R. Lenz
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                                         Mark R. Lenz
                                         Group Senior Vice President,
                                         Chief Financial Officer
                                         (principle financial officer
                                         of the registrant)




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